Exhibit 10


            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements of Form S-8 (Registration No. 333-12586, 333-13786, 333-14142, 333-83914,
333-104070 and 333-121229) of our report dated February 7, 2005, with respect to the consolidated financial statements of Alvarion Ltd. included in this annual report on Form 20-F/A for year ended December 31, 2004.








Tel Aviv, Israel
February 9, 2006





                                    /s/ KOST FORER GABBAY & KASIERER
                                         A Member of Ernst & Young Global